                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                  Directors of Lincoln Electric Holdings, Inc.


         Each of the undersigned Directors of Lincoln Electric Holdings, Inc. hereby appoints Anthony A. Massaro, H. Jay Elliott and Frederick G. Stueber, and each of them, as attorneys for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned in the capacity specified, to prepare or cause to be prepared, to execute and to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the year ended December 31, 2001 relating to Lincoln Electric Holdings, Inc., such other periodic reports as may be required pursuant to the Act, amendments and exhibits to any of the foregoing and any and all other documents to be filed with the Securities and Exchange Commission or elsewhere pertaining to such reports, with full power and authority to take any other action deemed necessary or appropriate to effect the filing of the documents.

         Executed the date set forth below.

 /s/  Anthony A. Massaro                /s/  John M. Stropki                       /s/  Ron Cucuz
--------------------------------------  ----------------------------------------  ---------------------------------
Anthony A. Massaro, Director            John M. Stropki, Director                 Ron Cucuz, Director
February 1, 2001                        February 1, 2001                          February 1, 2001



/s/  Harry Carlson                      /s/  David H. Gunning                     /s/  Edward E. Hood, Jr.
--------------------------------------  ----------------------------------------  ---------------------------------
Harry Carlson, Director                 David H. Gunning, Director                Edward E. Hood, Jr., Director
February 1, 2001                        February 1, 2001                          February 1, 2001



/s/  Paul E. Lego                       /s/  David C. Lincoln                      /s/  G. Russell Lincoln
--------------------------------------  ----------------------------------------  ---------------------------------
Paul E. Lego, Director                  David C. Lincoln, Director                G. Russell Lincoln, Director
February 1, 2001                        February 1, 2001                          February 1, 2001



/s/  Kathryn Jo Lincoln                 /s/  Henry L. Meyer III                    /s/  Hellene S. Runtagh
--------------------------------------  ----------------------------------------  ---------------------------------
Kathryn Jo Lincoln, Director            Henry L. Meyer III, Director              Hellene S. Runtagh, Director
February 1, 2001                        February 1, 2001                          February 1, 2001



 /s/  Frank L. Steingass
--------------------------------------
Frank L. Steingass, Director
February 1, 2001



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